UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 19346

Date of Report (Date of earliest event reported): February 9, 2015

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 9, 2015, MaxLinear, Inc. issued a press release announcing unaudited financial results for the fourth quarter and fiscal year ended December 31, 2014. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Concerning Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for first quarter 2015 revenue and gross profit percentage); trends and growth opportunities in specific product markets for cable, terrestrial, satellite, and other applications; and opportunities associated with new product offerings and our strategy to expand our addressable market, including our recent acquisition of Physpeed and our entering a definitive agreement to acquire Entropic. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. Risks and uncertainties affecting our business, operating results, financial condition, and stock price, include, among others, intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop, including end user markets for the cable and satellite applications of our products as well as end user markets for products currently in development; potential uncertainties arising from continued consolidation among cable television operators; integration risks associated with our acquisition of Physpeed; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; limited trading volumes; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry, including pending litigation against us by a third party with the United States International Trade Commission and in United States District Court in Delaware; our reliance on a limited number of third party manufacturers; and our lack of long-term supply contracts and dependence on limited sources of supply. Risks relating to our potential acquisition of Entropic include the potential failure of MaxLinear’s or Entropic’s stockholders to approve the proposed merger transaction; the potential failure to obtain regulatory approvals related to the transaction; the challenges and costs of closing, integrating, restructuring, and achieving currently anticipated synergies; the ability to retain key employees, customers, and suppliers of Entropic or MaxLinear while the acquisition is pending and thereafter; and other factors generally affecting the business, operating results, and financial condition of either MaxLinear or Entropic or the combined company. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended December 31, 2013; our subsequent Quarterly Reports on Form 10-Q; and our Current Reports on Form 8-K. In addition, when available, investors should review the information to be set forth under the caption “Risk Factors” in MaxLinear’s Annual Report on Form 10-K for the year ended December 31, 2014, which MaxLinear expects to file with the SEC in February 2015. All forward-looking statements are based on the estimates, projections and assumptions of management as of February 9, 2015, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger with Entropic Communications or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed merger with Entropic Communications, MaxLinear intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary prospectus and related materials to register the shares of MaxLinear Class A Common Stock to be issued in the merger, and MaxLinear and Entropic intend to file a joint proxy statement/prospectus and other documents concerning the proposed merger with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAXLINEAR, ENTROPIC, AND THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when they are available) and any other documents filed by MaxLinear and Entropic with the SEC at the SEC’s website at www.sec.gov. They may also be obtained for free by contacting MaxLinear Investor Relations at http://investors.maxlinear.com/, IR@MaxLinear.com or by telephone at (760) 517-1112 or by contacting Entropic Investor Relations at http://ir.entropic.com/, ir@entropic.com or by telephone at (858) 768-3852. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation

Each of Entropic and MaxLinear and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the transactions contemplated by the merger agreement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of MaxLinear or Entropic security holders in connection with the proposed merger will be set forth in the registration statement and the joint proxy statement/prospectus when filed with the SEC. Information regarding Entropic’s executive officers and directors is included in Entropic’s Proxy Statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on April 3, 2014, and its Current Report on Form 8-K, filed with the SEC on November 10, 2014, and information regarding MaxLinear’s executive officers and directors is included in MaxLinear’s Proxy Statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on April 17, 2014 and its Current Report on Form 8-K, filed with the SEC on December 16, 2014. Copies of the foregoing documents may be obtained as provided above. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. The interests of such persons may differ from the interests of MaxLinear or Entropic stockholders generally.

Non-GAAP Financial Measures

This communication may contain certain non-GAAP financial measures, which management believes are useful to investors and others in evaluating business combinations. Further detail and reconciliations between the non-GAAP financial measures and the GAAP financial measures are available in Exhibit 99.1 to this communication.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated February 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2015	MAXLINEAR, INC.
(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 9, 2015.